SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                      FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                             The Securities Act of 1934



          Date of Report (Date of earliest event reported)
          November 18, 1994
          -----------------



                                     Amgen Inc.
          -------------------------------------------------------------
               (Exact name of registrant as specified in its charter)



          Delaware                 0-12477        95-3540776
          -------------------------------------------------------------
          (State or other          (Commission    (I.R.S. Employer
              jurisdiction         File Number)   Identification No.)
          of incorporation)



          1840 Dehavilland Drive, Thousand Oaks, California  91320-1789
          -------------------------------------------------------------
          (Address of principal executive offices)     (Zip Code)



          Registrant's telephone number, including area code
          (805) 447-1000
          --------------



          -----------------------------------------------------------------
           (Former name or former address, if changed since last report.)

          Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

                    ------------------------------------








               On November  18, 1994,  Amgen Inc.  ("Amgen") and  Synergen,

          Inc.  ("Synergen")  announced  that  they  have  entered  into  a definitive agreement through which  Amgen will acquire  Synergen.

          Pursuant to this  agreement, Amgen  will commence  no later  than

          November 29, 1994 a cash tender offer for all outstanding  shares of Synergen  common  stock (including  the  associated  preferred

          stock purchase  rights) for  $9.25 per  share.   Any  shares  not

          purchased in the  offer will be  acquired for the  same price  in

          cash, in  a  second-step  merger.   Funds  from  Amgen's  working

          capital will be used  to purchase shares of  Synergen stock.   In

          determining the amount to be offered  for the shares of  Synergen stock,  Amgen  considered,  among  other  things,  the  financial condition and  results of  operations  of Synergen  and  detailed financial and valuation  analyses presented to  Amgen by  Amgen's financial advisors.  It is anticipated that at least some of  the assets constituting plant, equipment and other physical  property generally used in Synergen's business will continue to be used by

          Amgen for such purposes but Amgen  has not yet determined how  it

          intends to use all of such  assets proposed to be acquired.   The

          proposed acquisition is subject to the purchase of a majority  of the outstanding shares  of Synergen  common stock  in the  tender

          offer  and  various  other   conditions.    Amgen  and   Synergen

          anticipate that the acquisition will be completed by December 31,

          1994.

          Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

                    ---------------------------------



               (a)  Financial statements of businesses acquired; and

               (b)  Pro forma financial information



               It is impracticable  to provide  at this  time the  required financial statements  for Synergen  and  the required  pro  forma financial information.  The required financial statements and pro forma financial information will be filed as soon as practicable,

          but not later than the date required to be filed pursuant to  the provisions of Item 7(a)(4) of Form 8-K.



               (c)  Exhibits



                    7(c) Agreement and  Plan of  Merger among  Amgen  Inc.,

                         Amgen Acquisition Subsidiary,  Inc. and  Synergen,

                         Inc.

                                     Signatures
                                     ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Amgen Inc.
                                   --------------------------------------
                                   (Registrant)







          December 2, 1994              /s/ Robert S. Attiyeh
          ----------------------        ---------------------------------
          (Date)                        (Signature)

                                        Robert S. Attiyeh
                                        Senior Vice President,
                                        Finance and Corporate Development,
                                        and Chief Financial Officer